UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 24, 2022

ZHRH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-192874	99-0369270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 West Liberty St. Suite 880, Reno, NV 89501

(Address of principal executive offices, including zip code)

775-322-0626

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Note Purchase Agreement dated March 7, 2022 and Related Agreements

Note Purchase Agreement

On March 7, 2022, ZHRH Corporation, a Nevada corporation (“we,” “our,” “us” or the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with James Purnell Bond, a member of the Company’s Board of Directors. Pursuant to the Note Purchase Agreement, the Company agreed to sell and issue to Mr. Bond, a convertible promissory note in the principal amount of $30,000 (the “Note”). The foregoing description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Note Purchase Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Convertible Promissory Note

The Note was issued to Mr. Bond on March 7, 2022. The Note carries an interest rate of 10% per annum and matures on December 31, 2022 (the “Maturity Date”). The Note converts automatically on the first business day following the completion of a transaction between the Company and Zhonghuan Ruiheng Environmental Technology Co., Ltd. (“ZHRH China”) pursuant to which the Company shall obtain a controlling interest in ZHRH China, shall have been completed and the Company shall have obtained such controlling interest, as determined by the Company (the “ZHRH Transaction”), into a number of unregistered and restricted fully paid and nonassessable shares of shares of the Company’s common stock equal to (i) the indebtedness under the Note as of such conversion date divided by (ii) the value per share of common stock as determined based on a valuation of the Company of $30,000,000 and the number of issued and outstanding shares of common stock as of such conversion date (the “Conversion Shares”). In the event that the ZHRH Transaction is not completed prior to the Maturity Date, none of the indebtedness under the Note will convert or be convertible into shares of the Company’s common stock and instead the indebtedness under the Note will come due and payable in full. There can be no assurance that the Company will enter into any letters of intent or any other oral or written agreements in connection with the ZHRH Transaction, or that the ZHRH Transaction can occur at all. The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Form of Note, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Escrow Agreement

In connection with the Note Purchase Agreement and the Note, on March 7, 2022, the Company entered into an Escrow Agreement (the “Escrow Agreement”) with Mr. Bond, and Anthony L.G., PLLC as the escrow agent (the “Escrow Agent”). Pursuant to the Escrow Agreement, Mr. Bond agreed to deliver the purchase price for the Note to the escrow account to be held by the Escrow Agent, until such time as the Escrow Agent receives an Escrow Release Notice signed by the Company and Mr. Bond instructing the release of the escrowed funds to the Company. The Escrow Agent’s fee under the Escrow Agreement is $2,500 to be paid by the Company. The foregoing description of the Escrow Agreement, does not purport to be complete and is qualified in its entirety by reference to the Form of Escrow Agreement, which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Securities Purchase Agreement dated January 24, 2022 and Related Agreements

Securities Purchase Agreement

On January 24, 2022, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Badon Partners SAS and Calgary Thunder Bay Limited. Calgary Thunder Bay Limited is the Company’s majority shareholder, holding 71,260,000 shares of the Company’s common stock at this time which constitutes 95.01% of the Company’s issued and outstanding common stock. Xuejiao Fang is the 100% owner of Calgary Thunder Bay Limited and has the power to vote and dispose of the shares held by Calgary Thunder Bay Limited. Badon Partners SAS is 100% owned and controlled by Aymar de Lencquesaing a member of the Company’s Board of Directors. Pursuant to the Securities Purchase Agreement, the Company agreed to sell and issue Badon Partners SAS a convertible promissory note in the principal amount of $200,000 (the “Note”) and to sell and issue to Badon Partners SAS and a number of shares of the Company’s common stock equal to (i) $200,000 (the “Shares Purchase Price”) divided by (ii) the value per share of common stock as determined based on a valuation of the Company of $30,000,000 and the number of issued and outstanding shares of common stock as of the “Shares Closing,” as such term is defined in the Securities Purchase Agreement (the “Shares”). The term “Share Closing” is defined in the Securities Purchase Agreement as the first business day after the completion of the ZHRH Transaction. There can be no assurance that the Company will enter into any letters of intent or any other oral or written agreements in connection with the ZHRH Transaction, or that the ZHRH Transaction can occur at all. Pursuant to the Securities Purchase Agreement, Calgary Thunder Bay Limited agreed that in the event that the ZHRH Transaction does not occur, and the Note becomes due and payable, Calgary Thunder Bay Limited will transfer 50% of the shares it holds in the Company to Badon Partners SAS in full satisfaction of the indebtedness under the Note. Calgary Thunder Bay Limited also agreed in the Securities Purchase Agreement to not directly or indirectly sell or offer to sell the shares of the Company’s common stock held by Calgary Thunder Bay Limited until the earlier of, full repayment of the Note by the Company or full conversion of the Note. The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Securities Purchase Agreement, which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Convertible Promissory Note

The Note was issued to Badon Partners SAS on January 24, 2022. The Note carries an interest rate of 10% per annum and matures on December 31, 2022 (the “Maturity Date”). The Note converts automatically on the first business day following the completion of the ZHRH Transaction, into a number of unregistered and restricted fully paid and nonassessable shares of shares of the Company’s common stock equal to (i) the indebtedness under the Note as of such conversion date divided by (ii) the value per share of common stock as determined based on a valuation of the Company of $30,000,000 and the number of issued and outstanding shares of common stock as of such date conversion date (the “Conversion Shares”). In the event that the ZHRH Transaction is not completed prior to the Maturity Date, none of the indebtedness under the Note will convert or be convertible into shares of the Company’s common stock and Calgary Thunder Bay Limited will transfer to Badon Partners SAS 50% of the shares of the Company’s common stock held by Calgary Thunder Bay limited in accordance with the terms of the Note and the terms of the Securities Purchase Agreement. The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Form of Note, which is filed herewith as Exhibit 10.5 and is incorporated herein by reference.

Escrow Agreement

In connection with the Securities Purchase Agreement and the Note, on January 24, 2022, the Company entered into an Escrow Agreement (the “Escrow Agreement”) with Badon Partners SAS and Anthony L.G., PLLC as the escrow agent (the “Escrow Agent”). Pursuant to the Escrow Agreement, Badon Partners SAS agreed to deliver the purchase price for the Note to the escrow account to be held by the Escrow Agent, until such time as the Escrow Agent receives an Escrow Release Notice signed by the Company and Badon Partners SAS instructing the release of the escrowed funds to the Company. The Escrow Agent’s fee under the Escrow Agreement is $2,500 to be paid by the Company. The foregoing description of the Escrow Agreement, does not purport to be complete and is qualified in its entirety by reference to the Form of Escrow Agreement, which is filed herewith as Exhibit 10.6 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1*	Form of Note Purchase Agreement with James Purnell Bond dated March 7, 2022.
10.2*	Form of Convertibles Promissory Note issued to James Purnell Bond dated March 7, 2022.
10.3*	Form of Escrow Agreement with James Purnell Bond dated March 7, 2022.
10.4*	Form of Securities Purchase Agreement with Badon Partners SAS and Calgary Thunder Bay Limited dated January 24, 2022.
10.5*	Form of Convertibles Promissory Note issued to Badon Partners SAS and Calgary Thunder Bay Limited dated January 24, 2022.
10.6*	Form of Escrow Agreement with Badon Partners SAS dated January 24, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ZHRH CORPORATION

Date: March 9, 2022	By:	/s/ Jean-Michel Doublet
Jean-Michel Doublet
Chief Executive Officer (principal executive officer)